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                              LIBERTY ACORN TRUST

                               Liberty Acorn Fund
                          Liberty Acorn International
                               Liberty Acorn USA
                          Liberty Acorn Foreign Forty
                              Liberty Acorn Twenty



The Statement of Additional Information is revised as follows:

The following sub-heading and paragraph are added to the section entitled "Programs for Reducing or Eliminating Sales Charges" in the Statement of Additional Information. This change is applicable to all funds distributed by Liberty Funds Distributor, Inc. (LFD):

Exchanges for Affiliates of Investment Advisor
Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.


xxxxxxxxx                                                     December 8, 2000